Note 8 - Income Taxes	12 Months Ended
Mar. 31, 2025
Notes to Financial Statements
Income Tax Disclosure [Text Block]

8. Income Taxes

The Company files a consolidated federal and various state income tax returns. The provision for income taxes is as follows (in thousands):

		Fiscal Year:
	2025	2024	2023
Current:
Federal	$9,236	$20,850	$5,819
State	1,833	4,364	2,277
Total	11,069	25,214	8,096

Deferred:
Federal	$1,257	$(5,010)	$(3,886)
State	933	(523)	352
Total	2,190	(5,533)	(3,534)
Total income taxes	$13,259	$19,681	$4,562

A reconciliation of the expected U.S. statutory rate to the effective rate is as follows:

		Fiscal Year:
	2025	2024	2023
Computed (expected tax rate)	21.0%	21.0%	21.0%
State income taxes (net of federal tax benefit)	3.9%	3.6%	4.1%
Federal credits	-0.8%	-0.6%	-3.9%
State rate changes	0.0%	-0.2%	2.8%
State credit expiration	0.9%	0.0%	2.1%
State return to accrual	1.4%	0.5%	-0.6%
Change in valuation allowance	-2.1%	-0.2%	7.8%
Other	0.0%	-0.4%	-0.2%
Effective income tax rate	24.3%	23.7%	33.1%

The Company’s effective tax rate was 24.3%, 23.7%, and 33.1% in fiscal years 2025, 2024, and 2023, respectively. In fiscal year 2025, there was a change in the valuation allowance resulting from state credits that are not expected to be used before expiration. This change to the existing valuation allowance from the current year, as well as credit expirations and true-ups, decreased the fiscal year 2025 effective tax rate by 2.1%.

In fiscal year 2023, the Company added a valuation allowance against state tax credits as a result of a change in ordering of credit usage for Wisconsin because it was determined that it was more likely than not that the tax credits would not be used prior to expiration. This change to the existing valuation allowance increased the fiscal year 2023 effective tax rate by 7.8%. There was not a similar change in valuation allowance in fiscal year 2024, which provided the effect of reducing the effective tax rate year-over-year.

The following is a summary of the significant components of the Company's deferred income tax assets and liabilities (in thousands):

	As of:
	March 31,	March 31,
	2025	2024
Deferred income tax assets:
Future tax credits	$3,719	$4,884
Inventory valuation	7,294	9,951
Employee benefits	3,108	2,739
Insurance	878	922
State depreciation basis differences	3,152	3,344
Operating leases	128	190
Intangibles	2,994	2,760
Pension and post-retirement benefits	2,877	8,734
Interest	34	18
Business interest limitation	3,194	-
Deferred revenue	164	260
Net operating loss and other tax attribute carryovers	278	558
Other	467	427
Total assets	28,287	34,787
Valuation allowance - noncurrent	(3,719)	(4,884)
Total deferred income tax assets, net	24,568	29,903
Deferred income tax liabilities:
Property basis and depreciation difference	27,537	25,260
Inventory reserve	5,200	3,091
Right-of-use assets	2,236	3,971
Pension	21,587	21,682
Other	290	219
Total liabilities	56,850	54,223
Deferred income tax liability, net	$(32,282)	$(24,320)

Net deferred income tax liabilities of $32.3 million and $24.3 million as of March 31, 2025 and 2024, respectively, are recognized as noncurrent liabilities in the Consolidated Balance Sheets.

The Company has State tax credit carryforwards amounting to $1.8 million (California), $1.0 million (New York), and $1.7 million (Wisconsin), which are available to reduce future taxes payable in each respective state through 2025 (California), through 2036 (New York), and through 2038 (Wisconsin). The Company has performed the required assessment regarding the realization of deferred tax assets and as of March 31, 2025, the Company has recorded a valuation allowance amounting to $3.7 million, which relates primarily to tax credit carryforwards which management has concluded it is more likely than not that they will not be realized in the ordinary course of operations. Although realization is not assured, management has concluded that it is more likely than not that the deferred tax assets for which a valuation allowance was determined to be unnecessary will be realized in the ordinary course of operations. The amount of net deferred tax assets considered realizable, however, could be reduced if actual future income or income tax rates are lower than estimated or if there are differences in the timing or amount of future reversals of existing taxable or deductible temporary differences.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the consolidated financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company classifies the liability for uncertain tax positions in other long-term liabilities on the Consolidated Balance Sheets which is reflective of their expected settlement date.

The change in the liability for uncertain tax positions for fiscal years 2025 and 2024 consists of the following (in thousands):

	As of:
	March 31,	March 31,
	2025	2024
Beginning balance	$830	$742
Tax positions related to current year:
Additions	-	120
Tax positions related to prior years:
Additions	82	-
Reductions	-	(19)
Lapses in statues of limitations	-	(13)
Ending balance	$912	$830

The liability balances as of March 31, 2025 and 2024 do not include tax positions that are highly certain but for which there is uncertainty about the timing. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of these positions would not impact the annual effective tax rate but would accelerate the payment of cash to the tax authority to an earlier period.

The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense. During fiscal years 2025 and 2024, the accrued interest and penalties balance and change during the respective fiscal years was not significant associated with unrecognized tax benefits.

Although management believes that an adequate position has been made for uncertain tax positions, there is the possibility that the ultimate resolution could have an adverse effect on the net earnings of the Company. Conversely, if resolved favorably in the future, the related provisions would be reduced, thus having a positive impact on net earnings. During fiscal year 2025, there were no lapses in the statute of limitations for existing uncertain tax positions. During the next twelve months there could be a decrease in the uncertain tax positions of approximately $0.5 million due to a lapse in the statute of limitations.

The federal income tax returns for fiscal years after 2022 are subject to examination. The Company is currently involved in one state income tax audit covering fiscal year 2022 and fiscal year 2023. The Company is current on its federal and state tax returns.